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                       AIM VARIABLE INSURANCE FUNDS, INC.

                      AIM V.I. GOVERNMENT SECURITIES FUND


                        Supplement dated October 2, 1998
                      to the Prospectus dated May 1, 1998


The following paragraph replaces the paragraph after the "REVERSE REPURCHASE AGREEMENTS" section on page 5 of the Prospectus:

        Reverse repurchase agreements involve the sale by the Fund of portfolio securities with an agreement that the Fund will repurchase the securities at an agreed upon price, date and interest payment. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price. The Fund may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Borrowing" in this Prospectus for percentage limitations on borrowings.

The following paragraph replaces in its entirety the third paragraph after the "CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES-FUTURES AND FORWARD CONTRACTS" section on page 7 of the Prospectus:

        In managing its currency exposure, the Fund may buy and sell currencies either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Fund may also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Positions hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio positions, such as in an ADR) denominated or quoted in a foreign currency. Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specific price on a future date, which may be any fixed number of days from the date of the contract. The Fund may enter into forward contracts for transaction hedging purposes with respect to all or a substantial portion of their trades. The Fund will not speculate in foreign exchange nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets which it could invest in foreign securities.

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The following paragraph replaces in its entirety the second full paragraph under the caption "MANAGEMENT - PORTFOLIO MANAGEMENT," on page 9 of the
Prospectus:

        Karen Dunn Kelley, Marcel S. Theriot and Scot W. Johnson are responsible for the day-to-day management of the Fund's portfolio securities. Ms. Kelley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, Vice President of AIM and of the Company and has been responsible for the Fund since its inception in 1993. She has been associated with AIM and/or its subsidiaries since 1989 and has been an investment professional since 1982. Mr. Theriot is an investment officer of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1994 and has been an investment professional since 1994. Prior to 1994 he was a Service/Marketing Representative with Van Kampen American Capital Asset Management, Inc. Scot W. Johnson is Vice President of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM since 1994 and has been an investment professional since 1994. Prior to 1994 he attended Vanderbilt University.